Item 1: Report to Shareholders

Small-Cap Stock Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The second half of 2007 was hardly kind to small-cap investors. While the large-cap S&P 500 Index was off a mere 1.4%, the smaller-capitalization Russell 2000 Index declined 7.5% as small stocks reacted very poorly to a slowing economy and a fairly severe credit and liquidity crunch. Indeed, we can break the year into two periods. Prior to the now well-publicized liquidity crisis brought on by problems in subprime real estate lending, credit was cheap and readily available. Merger and acquisition (M&A) activity was plentiful—in fact, our portfolio had 26 companies subject to mergers and takeovers through late July. From August forward the number dwindled to three. Concerns over rising oil prices, declining real estate values, and continuing credit market problems led to the significant equity market correction, with small-caps leading the way down. Large-caps have taken a decisive lead over smaller-cap shares, and the coming months will likely prove challenging for small-cap investors.

HIGHLIGHTS

• Small-cap stocks fell in 2007, with significant losses in the second half as investors turned risk-averse and merger and acquisition activity dried up.

• The fund modestly lagged the small-cap Russell 2000 Index for 6- and 12-month periods ended December 31, primarily due to stock selection in several sectors.

• Share price declines have created some opportunities in consumer discretionary and financial companies.

• The cycle of small-cap outperformance relative to large-caps has ended, but this coming year should see better returns for attractively valued shares, whether growth or value. We believe our durable blend of growth and value stocks can outperform in this environment.

The Small-Cap Stock Fund returned -1.75% in 2007, as a second-half decline of 8.44% eliminated the solid gains of the first half of the year. The fund underperformed the unmanaged Russell 2000 Index in both periods, as shown in the table on page 1. While negative stock selection played a role, the market in general moved soundly against valuation-sensitive strategies such as ours in the final quarter.

The portfolio also underperformed the Lipper Small-Cap Core Funds Index for both periods. Over the past six months, we experienced negative stock selection in the industrials sector. Our holdings with exposure to a slowing domestic economy and slowing commercial construction markets accounted for the bulk of our underperformance. The portfolio was also hindered by poor stock selection in the credit-sensitive financials sector. While we were also penalized versus the Lipper for underweighting materials, our significant overweight in the better performing health care segment largely offset this performance drag. Strong stock selection in the coal and energy exploration and production industries also helped the portfolio versus the Lipper indexes.

INVESTMENT REVIEW

As 2007 ended, the market experienced an acceleration in the share prices of those securities that had performed best over the last year—so-called momentum stocks. Momentum stocks are those that experience high relative price strength over a defined period. While these popular and often expensive shares typically perform poorly in a pull-back versus stocks that are more sensitive to valuation, this was not the case during the fourth quarter.

Throughout 2007, a distinguishing characteristic of the equity markets was a wide disparity in sector performance. Specifically, financials and consumer discretionary performed quite poorly while industrials, materials, and energy exhibited exceptional gains. The market currently believes that while the U.S. and other developed economies may experience a slowdown, the developing world—China and India especially—will continue to grow at a robust pace. Thus, while our well-positioned industrial companies were declining in price, the energy and materials sectors continued to trade near all-time highs. Time will tell if this anomaly will continue.

Our fund underperformed in four segments—health care, materials, industrials and business services, and consumer staples. In health care, our holdings rose about 2% during the second half versus the sector’s 8.3% return. The portfolio benefited by being overweight in this better-performing sector, but we did suffer from negative stock selection. Our leading detractor here, Sunrise Senior Living, declined sharply as the firm continued to delay filing its financial statements. While fundamentals remain acceptable based on disclosed financial information, the market is wearying of the firm’s inability to file in a timely manner. The company also announced it was considering alternatives to increase shareholder value, and investors are perhaps growing impatient with the firm’s inability to consummate a transaction. LifePoint Hospitals also fell as the firm reported disappointing second-quarter results. Earnings were hurt by an increase in bad-debt expenses and increased labor costs, and the firm further reduced 2007 earnings guidance. Integra LifeSciences declined as a recent acquisition proved somewhat more dilutive than management anticipated. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We continued to find it difficult to discern good value in materials. We remain underweight as we find it hard to believe the sector, which seems priced for perfection, will skate through a slowing economy. We were hurt by our lack of exposure to commodity segments. Over the most recent six-month period, fertilizer stocks—which we don’t own—experienced huge price moves of more than 80%, which accounted for the bulk of our underperformance relative to the Russell index. From a stock selection standpoint, our ownership in packaging company Chesapeake Corp. detracted as the company warned in December that full-year earnings would miss the mark due to lower-than-expected sales and increased start-up costs for new products. The company is also restructuring its health care packaging lines in an effort to reduce future costs.

We modestly underperformed in the industrials and business services sector, led by sharp declines for Baldor Electric and Resources Connections. Baldor fell as investors fretted that the firm’s increased debt load—incurred through its attractive acquisition of Reliance Electric—might hurt profits in a slowing economy. Indeed, the firm’s third-quarter sales were a bit light, but solid margins and efficiencies from the merger allowed the company to meet earnings. Resources Connections fell as rising sales and administrative expenses and a slowing economic outlook combined to pull down expected earnings. Finally, in the consumer staples area, convenience store chain The Pantry fell as rising oil prices compressed gas margins. Slowing revenues in its Florida markets also crimped results. As energy prices decline seasonally, we expect The Pantry’s margins to snap back.

On the plus side, we did very well in the energy and consumer discretionary sectors. Our energy holdings benefited from share price appreciation for Foundation Coal. Coal prices have been rising, and this well-positioned Appalachian mining company should continue to benefit in coming periods. Forest Oil rose as the firm’s acquisition of the Houston Exploration Company is helping drive better returns. Integrating acquisitions, particularly undermanaged ones, is CEO Craig Clark’s forte, and we look forward to watching further progress. Finally, longtime holding FMC Technologies continues to build backlog in subsea well equipment, attracting further investor interest and price appreciation. In the consumer discretionary sector, our underweighting this poorly performing area benefited relative results. Our best holding in this sector, Priceline.com, benefited from back-to-back outstanding earnings quarters, largely driven by strong results in Europe.

INVESTMENT STRATEGY

On the Buy Side
We have been scouring the materials segment for the past 12 months looking for value. We’ve written in the past about our inability to find good value among metals firms, but recent price pullbacks have led us to Haynes International and Metals Management. Haynes is a specialty metals company that makes complex alloys designed to resist corrosion and extreme temperatures. Its primary end markets are aerospace, energy (gas turbines), and chemical plants, all of which we think will be strong in the coming years. Metals Management is a leading player in the domestic scrap business. We bought shares in the company because growing demand for scrap from steel producers and other metals recyclers around the world is creating shortages and driving up global prices. Metals Management is a well-managed company with a history of growing its scrap business through strategic acquisitions, and we think it is well positioned to benefit from the rising scrap prices. The company recently agreed to be acquired by Sims Group, an Australian scrap company, at a premium to our purchase price. Another interesting opportunity we discovered in the materials segment was Koppers. We initiated a position in the company, which produces carbon pitch, creosote, and phthalic anhydride, often under long-term contracts. Koppers benefits from elevated energy prices, strong global aluminum demand, and sustained growth in domestic coal and grain demand.

In technology, we found an interesting play in American Science Engineering, which manufactures mobile and checkpoint screening machines used to identify hidden explosives, contraband, and dangerous materials. Management has done a good job broadening from its original focus on the U.S. Defense Department market. With products based on proprietary, patented technology, the company enjoys good profit margins and cash flow. We expect continued new products and new end markets for its useful technology.

We also are intrigued by value in two underperforming sectors, consumer discretionary and financials. In the consumer area, we added J. Crew. We had been eyeing this quality company for a while. When the stock corrected sharply during the fall over consumer and warm weather concerns, we took advantage of the opportunity and bought ahead of what turned out to be a better-than-expected third quarter.

The evolving credit crisis has led to widespread disruptions in the financials sector. The contrarian in us is intrigued by the sector’s improved valuations, but we are proceeding cautiously. Over the course of the past six months we have added two holdings, Advanta and Radian. We took a position in credit card issuer Advanta before the U.S. credit markets seized up last year. When fundamentals quickly turned down, we cut our stake to reassess the investment. We dipped our toes into the beaten-down financial guaranty sector, buying a small stake in Radian. Unfortunately, despite buying this stock after it had already dropped precipitously, we were still too early and endured further declines in the share price as the credit market outlook deteriorated further. We continue to believe the shares trade at a substantial discount to the firm’s liquidation value.

On the Sell Side
As mentioned earlier, M&A activity was robust during the first half of 2007, and as a result eight of our top 10 sales were deal-related. Ohio Casualty was eliminated as the firm agreed to be acquired by Liberty Mutual Corp. Armor Holdings, a significant contributor in the first half, was taken over by BAE systems. Chittenden, a major bank in northern New England, agreed to be purchased by Peoples Bank of Connecticut. Consolidation in this case was inevitable. Frankly, we were surprised the bank survived as an independent entity for as long as it did. EGL and DJO were bought by private-equity firms prior to the slowdown in the credit market. Other large deals included Investors Financial, which was acquired by State Street, whose shares we subsequently sold, and insurer Bristol West, bought out by the Farmers Group. Meridian Gold has a strong reputation for finding and developing high-grade, low-cost greenfield gold assets, and the company’s success attracted a hostile takeover from Yamana Gold. The offer from Yamana was primarily in stock, so we chose to sell our Meridian shares after the offer was announced rather than accept shares in Yamana Gold.

Finally, we also trimmed our successful holdings in Harsco and Teledyne Technologies. We trimmed our position in Harsco because the stock has performed well, and when it hit our price target, we wanted to manage our position size. It remains a core position. While we believe Teledyne’s fundamentals remain strong, fueled by attractive end market dynamics as well as recent acquisitions, the stock price largely reflects the company’s positive momentum. Valuation no longer appears cheap relative to its multiyear growth prospects, historical multiples, or peer companies.

OUTLOOK

As goes January, so goes the year. This statement is often quoted by small-cap investors, and it often comes true. Years that begin with a strong gain—known as the “January effect”—typically are years where small-caps outperform, and the effect is usually concentrated within the first five trading days of the year. As we write, the January effect appears to be a no-show, with small-cap stocks down sharply versus large-caps through mid-month.

Indeed, we believe that 2008 will be yet another year where investors would be well served to underweight small-caps in their portfolios. As we have previously written, we believe large-caps will outperform small and growth will outperform value. Typically, when small-cap shares trail large-cap shares for a 12-month period, the asset class lags in the coming year. And these cycles tend to persist for a few years once group leadership changes. Last year was the first year since 1998 in which large-cap stocks significantly outperformed the Russell 2000. In our view, large-cap dominance is now firmly in place.

Additionally, the fundamental headwinds that we have noted in the past remain. Valuations for small-caps are still elevated. A slowing U.S. economy will also likely prove unkind to small-cap shares’ relative earnings growth. Indeed, as we look at market expectations for 2008, forecasts of nearly 20% earnings growth for the S&P Midcap 600 seem too high. Tightening credit standards have also brought an end to the easy liquidity and cheap credit, which drove much of early 2007’s M&A boom.

Twelve months ago investors were actively seeking out greater risk in their investment programs. After the subprime lending meltdown and resulting real estate correction, investors are once again fully cognizant of risk. Indeed, risk aversion is becoming the order of the day. In this type of environment, secondary and tertiary stocks typically underperform.

Moreover, if the U.S. economy slips into a recession, we believe small-caps could significantly underperform other asset categories. Despite 2007’s poor relative performance, assets in small-cap exchange-traded funds (ETFs) remain near record levels. When we begin to see significant asset flows out of the asset class, we believe that active management will be able to outperform the unmanaged indices. Wholesale redemptions, which ultimately are likely, would enhance performance for active management since the most illiquid and lower-quality shares would suffer aggressive selling.

Thus, we remain very cautious on our 2008 outlook. At the same time, we remain optimistic that the market will return to a focus on valuation as 2008 unfolds. Last year’s late momentum rally is ultimately unsustainable. This year should see better relative returns for attractively valued shares of all kinds, and we believe our durable blend of growth and value can outperform in this environment.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P SmallCap 600 Stock Index: An unmanaged index that tracks the stocks of 600 small-cap U.S. stocks.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.5%		
CONSUMER DISCRETIONARY 12.3%		
Auto Components 0.3%		
Strattec Security (1)	187,100	7,752
TRW (2)	699,500	14,619
		22,371
Diversified Consumer Services 2.2%		
Bright Horizons Family Solutions (2)	787,300	27,193
Corinthian Colleges (2)	2,952,700	45,472
Investools (2)	738,200	13,096
Matthews International, Class A	1,274,100	59,717
		145,478
Hotels, Restaurants & Leisure 2.4%		
BJ's Restaurants (2)	842,800	13,704
CEC Entertainment (2)	456,700	11,856
Panera Bread, Class A (2)	590,600	21,155
PF Chang's China Bistro (2)	413,300	9,440
Red Robin Gourmet Burgers (1)(2)	814,700	26,062
Sonic (2)	1,945,725	42,611
The Cheesecake Factory (2)	1,274,600	30,221
		155,049
Household Durables 0.6%		
Jarden (2)	668,800	15,790
Meritage (2)	1,058,300	15,420
Standard Pacific	1,696,700	5,684
		36,894
Internet & Catalog Retail 1.0%		
priceline.com (2)	561,200	64,459
		64,459
Leisure Equipment & Products 0.8%		
Brunswick	935,100	15,943

MarineMax (2)	787,100	12,200
Polaris Industries	197,100	9,416
Pool	762,837	15,127
		52,686
Media 0.7%		
Belo, Class A	83,800	1,462
Entercom Communications	426,400	5,837
Scholastic (2)	1,181,100	41,209
Young Broadcasting (2)	420,400	441
		48,949
Multiline Retail 0.1%		
Big Lots (2)	491,800	7,864
		7,864
Specialty Retail 3.8%		
AC Moore Arts & Crafts (2)	384,400	5,286
AnnTaylor Stores (2)	1,624,200	41,515
Borders Group	1,917,600	20,423
Christopher & Banks	909,450	10,413
Hibbett Sports (2)	984,400	19,668
Hot Topic (2)	1,720,600	10,014
J. Crew (2)	685,300	33,038
Lumber Liquidators (2)	165,413	1,487
Monro Muffler Brake (1)	1,377,900	26,855
Tween Brands (2)	1,057,300	27,997
Ulta Salon Cosmetics & Fragrance (2)	80,700	1,384
Zale (2)	1,132,400	18,186
Zumiez (2)	1,279,600	31,171
		247,437
Textiles, Apparel & Luxury Goods 0.4%		
Under Armour (2)	278,962	12,182

Warnaco Group (2)	421,200	14,658
		26,840
Total Consumer Discretionary		808,027
CONSUMER STAPLES 0.8%		
Food & Staples Retailing 0.7%		
Casey's General Stores	922,300	27,309
The Pantry (2)	786,900	20,562
		47,871
Food Products 0.1%		
ADM Cranberry, Acquisition Date: 6/30/00 Acquisition Cost: $0 (2)(3)	164	115
Makepeace (2)	164	1,968
Seneca Foods, Class A (2)	184,300	4,377
Seneca Foods, Class B (2)	69,900	1,549
		8,009
Total Consumer Staples		55,880
ENERGY 7.3%		
Energy Equipment & Services 3.2%		
Complete Production Services (2)	512,600	9,211
Exterran (2)	519,925	42,530
FMC Technologies (2)	255,900	14,510
ION Geophysical (2)	1,378,000	21,745
Key Energy Services (2)	246,200	3,543
Seacor (2)	885,300	82,103
Union Drilling (2)	491,700	7,754
W-H Energy Services (2)	466,100	26,199
		207,595
Oil, Gas & Consumable Fuels 4.1%		
Bill Barrett (2)	1,340,800	56,139

Concho Resources (2)	837,900	17,269
Forest Oil (2)	1,550,600	78,832
Foundation Coal	1,205,200	63,273
GeoMet (2)	1,693,600	8,807
Mariner Energy (2)	1,680,500	38,450
Westmoreland Coal (1)(2)	467,700	6,501
		269,271
Total Energy		476,866

FINANCIALS 13.6%

Capital Markets 1.8%

Affiliated Managers Group (2)	541,500	63,605
Penson Worldwide (2)	1,230,200	17,653
Piper Jaffray Companies (2)	786,800	36,445
		117,703

Commercial Banks 5.5%

Boston Private Financial	885,900	23,990
Cascade Bancorp	984,300	13,701
Citizens Republic Bancorp	2,018,300	29,286
Glacier Bancorp	1,722,500	32,280
Pinnacle Financial Partners (1)(2)	1,033,400	26,269
Preferred Bank	295,300	7,684
Prosperity Bancshares	1,082,000	31,800
Provident Bankshares	1,279,600	27,371
Sandy Spring Bancorp	659,500	18,347
Seacoast Banking, Class A	420,815	4,326
Signature Bank (2)	786,800	26,554
Texas Capital Bancshares (2)	835,700	15,252
United Community Banks	836,700	13,220
Valley National Bancorp	1,648,076	31,412
WestAmerica	1,107,300	49,330

Western Alliance Bancorp (2)	682,900	12,818
		363,640
Consumer Finance 0.1%		
Advanta, Class B	492,600	3,975
		3,975
Diversified Financial Services 0.3%		
Highlands Acquisition, Equity Units (1)(2)	817,600	7,931
MarketAxess (2)	956,538	12,272
		20,203
Insurance 2.7%		
Assured Guaranty	1,476,200	39,178
eHealth (2)	196,900	6,323
Employers	713,700	11,926
Infinity Property & Casualty (1)	984,200	35,559
Markel (2)	108,300	53,186
National Financial Partners	177,200	8,082
Security Capital Assurance	812,400	3,160
Selective Insurance	813,700	18,707
		176,121
Real Estate Investment Trusts (REITs) 2.1%		
Cousins Properties, REIT	196,800	4,349
DiamondRock Hospitality, REIT	590,300	8,843
EastGroup Properties, REIT	873,800	36,569
Equity Lifestyle Properties, REIT	270,600	12,358
Essex Property Trust, REIT	98,500	9,603
LaSalle Hotel Properties, REIT	462,800	14,763
Parkway Properties, REIT	393,100	14,537
PS Business Parks, REIT	295,200	15,513
Washington SBI, REIT	777,600	24,424
		140,959

Thrifts & Mortgage Finance 1.1%		
First Niagara Financial	3,246,000	39,082
NewAlliance Bancshares	1,722,500	19,843
Radian	984,200	11,496
		70,421
Total Financials		893,022
HEALTH CARE 16.6%		
Biotechnology 4.4%		
Acadia Pharmaceuticals (2)	541,500	5,994
Alexion Pharmaceuticals (2)	368,900	27,679
Alkermes (2)	923,700	14,401
Altus Pharmaceuticals (2)	639,800	3,314
Amylin Pharmaceuticals (2)	320,000	11,840
Cephalon (2)	348,117	24,981
Cubist Pharmaceuticals (2)	932,300	19,121
Cytokinetics (2)	298,600	1,412
deCODE genetics (2)	668,803	2,461
Incyte (2)	1,967,200	19,770
InterMune (2)	959,100	12,785
Martek Biosciences (2)	788,300	23,318
Maxygen (2)	432,140	3,470
Myriad Genetics (2)	984,400	45,696
ONYX Pharmaceuticals (2)	442,400	24,606
Pharmasset (2)	492,200	6,645
Regeneron Pharmaceuticals (2)	246,100	5,943
Rigel Pharmaceuticals (2)	442,400	11,233
Senomyx (2)	590,600	4,424
Tercica (2)	651,300	4,416
Theravance (2)	275,300	5,368
Vertex Pharmaceuticals (2)	639,800	14,863
		293,740

Health Care Equipment & Supplies 5.4%		
Analogic	427,700	28,964
Angiodynamics (2)	467,600	8,903
Edwards Lifesciences (2)	580,700	26,706
EV3 (2)	540,800	6,874
Integra LifeSciences (2)	1,230,500	51,595
Masimo (2)	126,600	4,994
Micrus Endovascular (2)	491,800	9,679
Northstar Neuroscience (2)	421,000	3,915
NuVasive (2)	541,400	21,396
NxStage Medical (2)	884,900	13,424
ResMed (2)	1,279,500	67,212
Stereotaxis (2)	836,600	10,223
Steris	983,500	28,364
Thoratec (2)	1,278,100	23,249
TomoTherapy (2)	984,800	19,263
Wright Medical Group (2)	984,400	28,715
		353,476
Health Care Providers & Services 4.8%		
AMERIGROUP (2)	885,800	32,287
Animal Health International (2)	737,900	9,076
Centene (2)	1,328,900	36,465
HealthExtras (2)	1,054,300	27,496
Henry Schein (2)	999,100	61,345
LifePoint Hospitals (2)	1,279,500	38,052
Nighthawk Radiology (2)	861,400	18,133
Skilled Healthcare, Class A (2)	689,400	10,086
Sunrise Senior Living (1)(2)	2,693,600	82,640
		315,580
Health Care Technology 0.4%		
Allscripts Healthcare (2)	737,700	14,326

Vital Images (2)	688,500	12,441
		26,767
Life Sciences Tools & Services 0.2%		
Bruker BioSciences (2)	150,027	1,995
Exelixis (2)	1,200,900	10,364
		12,359
Pharmaceuticals 1.4%		
Alexza Pharmaceuticals (2)	245,500	1,986
BioMimetic Therapeutics (2)	246,000	4,273
Cadence Pharmaceuticals (2)	202,400	3,008
Inspire Pharmaceuticals (2)	1,199,500	7,173
Map Pharmaceuticals (2)	121,100	2,120
Medicines Company (2)	590,300	11,310
Medicis Pharmaceutical, Class A	1,181,200	30,676
Xenoport (2)	541,000	30,231
		90,777
Total Health Care		1,092,699
INDUSTRIALS & BUSINESS SERVICES 20.4%		
Aerospace & Defense 2.2%		
American Science Engineering	447,700	25,407
Argon ST (2)	422,400	7,840
Moog, Class A (2)	1,008,900	46,218
Teledyne Technologies (2)	917,000	48,903
Transdigm Group (2)	295,100	13,330
		141,698
Air Freight & Logistics 0.3%		
UTi Worldwide	1,085,600	21,278
		21,278

Airlines 0.2%		
AirTran (2)	1,699,800	12,170
Frontier Airlines (2)	696,400	3,663
		15,833
Building Products 0.8%		
American Woodmark (1)	344,500	6,263
Builders FirstSource (2)	786,900	5,681
Gibraltar Industries	551,700	8,507
Simpson Manufacturing	492,400	13,093
Universal Forest Products	639,800	18,849
		52,393
Commercial Services & Supplies 4.1%		
American Reprographics (2)	1,327,600	21,879
Angelica (1)	688,400	13,148
EnergySolutions (2)	316,900	8,553
G & K Services, Class A	946,900	35,528
Kforce (2)	1,241,200	12,102
LECG (1)(2)	1,230,400	18,530
Multi-Color (1)	790,600	21,718
Pike Electric (2)	418,300	7,011
Resources Connection	1,495,700	27,162
Ritchie Bros. Auctioneers	668,700	55,301
Waste Connections (2)	1,550,300	47,904
		268,836
Construction & Engineering 0.4%		
Insituform Technologies (2)	686,700	10,163
Quanta Services (2)	744,024	19,523
		29,686
Electrical Equipment 2.8%		
A.O. Smith	1,717,500	60,199
Baldor Electric (1)	1,788,900	60,214

INFORMATION TECHNOLOGY 20.0%

Communications Equipment 1.2%

Acme Packet (2)	197,400	2,485
ADTRAN	1,033,600	22,098
Aruba Networks (2)	258,900	3,860
BigBand Networks (2)	492,100	2,530
Blue Coat Systems (2)	591,400	19,439
Finisar (2)	8,373,900	12,142
IXIA (2)	1,081,400	10,252
Neutral Tandem (2)	241,200	4,588
Optium (2)	565,100	4,453
		81,847

Computers & Peripherals 1.3%

3PAR (2)	150,600	1,928
Emulex (2)	1,032,800	16,855
Intermec (2)	491,400	9,980
Palm (2)	3,937,400	24,963
Synaptics (2)	246,000	10,126
Xyratex (2)	1,181,400	18,666
		82,518

Electronic Equipment & Instruments 1.7%

Cogent (2)	308,100	3,435
DTS (2)	639,800	16,360
IPG Photonics (2)	150,700	3,013
Measurement Specialties (2)	138,800	3,067
MTS Systems (1)	886,000	37,806
National Instruments	590,600	19,685
Newport (2)	777,900	9,949
Orbotech (2)	812,100	14,252
Synnex (2)	295,200	5,786
		113,353

Internet Software & Services 2.3%		
Ariba (2)	2,460,900	27,439
Bankrate (2)	590,100	28,378
CNET Networks (2)	2,965,500	27,105
DealerTrack (2)	541,300	18,117
Digital River (2)	769,200	25,437
The Knot (2)	984,300	15,690
Websense (2)	492,200	8,357
		150,523
IT Services 1.9%		
EnerNOC (2)	143,700	7,056
Global Payments	1,158,000	53,870
Heartland Payment Systems	492,200	13,191
MPS Group (2)	2,431,300	26,598
RightNow Technologies (2)	1,361,500	21,580
		122,295
Semiconductor & Semiconductor Equipment 6.7%		
Actions Semiconductor, ADR (2)	984,300	4,016
Advanced Analogic Technologies (2)	1,279,500	14,433
Advanced Energy Industries (2)	984,300	12,875
Atheros Communications (2)	541,400	16,534
ATMI (2)	196,900	6,350
Brooks Automation (2)	819,129	10,821
Cabot Microelectronics (2)	226,200	8,123
Conexant Systems (2)	15,749,800	13,072
Cymer (2)	600,600	23,381
Diodes (2)	1,574,600	47,348
Entegris (2)	3,298,872	28,469
Exar (2)	1,144,900	9,125
FEI (2)	1,278,800	31,753
Formfactor (2)	418,300	13,846
Lattice Semiconductor (2)	2,137,100	6,946

Wind River Systems (2)	1,279,200	11,423
		324,358
Total Information Technology		1,313,503
MATERIALS 3.0%		
Chemicals 1.1%		
Arch Chemicals	1,179,100	43,332
Koppers	615,300	26,606
Material Sciences (2)	655,100	4,867
		74,805
Containers & Packaging 0.4%		
Chesapeake	699,100	3,629
Smurfit-Stone Container (2)	1,919,800	20,273
		23,902
Metals & Mining 1.5%		
Adrian Steel (1)	13,000	4,485
Coal Creek	9,295	3,300
Haynes International (2)	523,100	36,355
Lihir Gold (AUD) (2)	7,832,300	24,826
Metal Management	652,000	29,686
		98,652
Total Materials		197,359
TELECOMMUNICATION SERVICES 1.5%		
Diversified Telecommunication Services 1.1%		
Cogent Communications Group (2)	787,500	18,672
nTelos	144,300	4,284
Premiere Global Services (2)	1,279,500	19,001
Time Warner Telecom, Class A (2)	1,525,500	30,952
		72,909

(1)Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/07	12/31/06
Adrian Steel	$ -	$ -	$ 104	$ 4,485	$ 5,044
American Woodmark	24,931	14,012	108	6,263	-
Angelica	-	313	308	13,148	18,060
Arch Chemicals	-	-	-	**	39,909
Baldor Electric	-	691	1,236	60,214	60,771
ESCO Technologies	25,956	845	-	56,970	*
Highlands Acquisition, Equity Units	8,300	124	-	7,931	-
Infinity Property & Casualty	43	419	360	35,559	48,337
LECG	-	313	-	18,530	23,100
Lindsay	-	21,288	137	-	30,071
Monro Muffler Brake	1,961	294	280	26,855	30,712
MTS Systems	-	438	468	37,806	*
Multi-Color	3,001	187	113	21,718	14,618
Nextest Systems	-	150	-	18,400	10,594
NuCo2	-	359	-	22,049	22,131
PDF Solutions	-	163	-	12,420	20,230
Pinnacle Financial Partners	10,737	243	-	26,269	21,567
Piper Jaffray Companies	-	-	-	**	51,905
RBC Bearings	-	235	-	44,338	29,703
Red Robin Gourmet Burgers	-	148	-	26,062	29,666
Strattec Security	-	107	248	7,752	8,882

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $5,424,532)	$ 6,712,156
Receivable for investment securities sold	123,186
Receivable for shares sold	4,569
Dividends and interest receivable	3,407
Other assets	358
Total assets	6,843,676
Liabilities	
Payable for shares redeemed	254,359
Payable for investment securities purchased	7,613
Investment management fees payable	4,465
Due to affiliates	631
Other liabilities	820
Total liabilities	267,888
NET ASSETS	$ 6,575,788
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 71,895
Net unrealized gain	1,287,624
Paid-in capital applicable to 216,490,907 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized	5,216,269
NET ASSETS	$ 6,575,788
NET ASSET VALUE PER SHARE	
Investor Class ($6,070,686,204 / 199,779,552 shares outstanding)	$ 30.39
Advisor Class ($505,101,737 / 16,711,355 shares outstanding)	$ 30.23

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/07	12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (2,019)	$ 4,840
Net realized gain	714,281	630,792
Change in net unrealized gain (loss)	(807,991)	265,766
Increase (decrease) in net assets from operations	(95,729)	901,398
Distributions to shareholders		
Net investment income		
Investor Class	–	(3,840)
Net realized gain		
Investor Class	(607,607)	(522,945)
Advisor Class	(49,054)	(46,040)
Decrease in net assets from distributions	(656,661)	(572,825)
Capital share transactions*		
Shares sold		
Investor Class	931,081	1,412,987
Advisor Class	85,194	170,391
Distributions reinvested		
Investor Class	594,082	513,647
Advisor Class	47,244	43,682
Shares redeemed		
Investor Class	(1,823,733)	(2,064,661)
Advisor Class	(185,583)	(139,620)
Decrease in net assets from capital share transactions	(351,715)	(63,574)
Net Assets		
Increase (decrease) during period	(1,104,105)	264,999
Beginning of period	7,679,893	7,414,894
End of period	**$ 6,575,788**	**$ 7,679,893**
Undistributed net investment income	–	1,000

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and Small-Cap Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $143,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2007, the fund realized $37,090,000 of net gain on $103,986,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Futures Contracts During the year ended December 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,572,644,000 and $2,198,498,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $5,424,532,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $110,000 for Price Associates, $1,464,000 for T. Rowe Price Services, Inc., and $2,693,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2007, the fund was charged $303,000 for shareholder servicing costs related to the college savings plans, of which $262,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2007, the fund was allocated $977,000 of Retirement Funds’ expenses, of which $755,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 8% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 155,039 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $50,896,000 from short-term capital gains,

• $662,275,000 from long-term capital gains,of which $661,357,000 was subject to the 15% rate gains category, and $918,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $33,639,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $33,639,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1992	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1992	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc., and T. Rowe Price Trust Company

Ira W. Carnahan (1963)	Vice President, T. Rowe Price; formerly Associate
Vice President, Small-Cap Stock Fund	Editor, Forbes Magazine (to 2005)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Small-Cap Stock Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Christopher T. Fortune (1973)	Vice President, T. Rowe Price; formerly intern,
Vice President, Small-Cap Stock Fund	Hillman Capital Management (to 2005)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Small-Cap Stock Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Small-Cap Stock Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Small-Cap Stock Fund	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Small-Cap Stock Fund	Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Curt J. Organt (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Small-Cap Stock Fund

Kwame C. Webb (1982)	Employee, T. Rowe Price; formerly student, The
Vice President, Small-Cap Stock Fund	College of William & Mary (to 2004)

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Small-Cap Stock Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008